Exhibit (c)(15)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
March 5th, 2019
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Table of Contents
I. Situation Overview
II. Management Projections Overview III. Abe Financial Analysis IV. Ulysses Financial Analysis V. Transaction Analysis
Appendix
Cost of Capital
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I. Situation Overview

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Summary of Revised Proposal

Proposal Component	Description
Consideration	■ In revised Ulysses proposal, each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $6.80 Cash (up from $6.32) ■ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.5%[2] □ Existing Ulysses Shareholders: ~83.5%
Other Terms	■ Transaction requires vote of majority of Abe common unitholders, but no vote of Ulysses shareholders ■ No majority of unaffiliated approval ■ Abe will continue to make quarterly distributions, but will not make pro rata 'stub' distribution at closing
Other	■ Ulysses has discussed with the special committee the likelihood of a 20% distribution cut in the absence of a deal

Exchange Ratio Detail

	Pre Investor Day 12/3/2018	Proposal Date 1/25/2019	3rd Proposal Date 3/4/2019	Current 3/4/2019	Implied Offer 3/4/2019
Spot Abe Price	$36.67	$29.89	$27.53	$27.53	$34.25
Abe 30-Day VWAP	$36.50	$26.34	$29.91	$29.91	
Spot Ulysses Price	$57.59	$55.95	$54.90	$54.90	--
Spot XR	0.6367x	0.5342x	0.5015x	0.5015x	0.6239x[1]
Premium to Spot					24.4%
Premium to 30-Day VWAP					14.5%

Source: Company filings, Bloomberg, FactSet as of 3/4/2019.
(1) Implied all-in XR calculated as equity XR of 0.5000x plus $6.80 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

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Historical XR and Relative Performance
Two Year Historical Exchange Ratios Relative Performance From Pre Investor Day (12/3/18)
1.40x
Abe FGP SPH AMZ
Prior to Investor Day – Current 170%
0.70x
Proposal Implied XR: 0.6239x $50
0.60x 162%
1.20x
0.50x
Average XR: 0.5247x 150%
0.40x
Dec-18 Dec-18 Jan-19 Feb-19 Feb-19
1.00x
130% $40
Abe Price / Unit
0.80x/
110%
Proposed Consideration: 0.5000x + $6.80/unit; Implied XR: 0.6239x 99% 95%
0.60x
90% $30
Current (3/4/2019) 0.5015x 0.6239x 24.4% 75% 0.40x Spot Proposal (3/4/2019) 0.5015x 0.6239x 24.4%
70% Price: $27.53
Pre Investor Day (12/3/18) 0.6367x 0.6181x (2.9%) 30-Day 0.5470x 0.6246x 14.2% 60-Day 0.5192x 0.6247x 20.3% Avg. 90-Day 0.5575x 0.6233x 11.8% 180-Day 0.6556x 0.6246x (4.7%) 360-Day 0.7935x 0.6349x (20.0%)
0.20x 50% $20
Mar-17 Jun-17 Sep-17 Dec-17 Apr-18 Jul-18 Oct-18 Feb-19 Dec-18 Dec-18 Jan-19 Feb-19 Feb-19

_____________________________________ Source: FactSet as of 3/4/2019.
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Distribution Commentary Pre Investor Day

Broker	Commentary
BARCLAYS	"With the challenging macro backdrop and leverage persistently above the Partnership's 4.0x target, **we believe the distribution at current levels is at risk…** We revise our Abe price target to $38 (from $42) based on our FY20e DPS of $3.80 and a target yield of 10.0% (vs. 9.0% previously)." - 11/12/2018
Janney	"That said, we do believe both our FY19 adjusted EBITDA estimate (which falls within the guidance range) and FY20 estimates are obtainable, and that distributions can meet our 2020 target of $3.82." - 11/13/18
Jefferies	"On an independent basis, we see no need for Abe to rein in its distribution and find its valuation attractive at present levels" - 11/30/2018 "Historically, distribution cuts were generally driven by severe and permanent deterioration in business leading to capital constrains, stretched balance sheet and absence of alternatives (no help from the parent)… Given none of these are constraints, a distribution cut just to fix coverage would be premature as the weak coverage in the recent past was being driven by weather. Additionally, as indicated, a distribution cut just to fix coverage is rare and could be punitive to equity of both the parent and the MLP." - 11/30/2018
J.P.Morgan	(No distribution cut projected in model) - 7/27/2018
RAYMOND JAMES	"Our FY19/FY20 distribution estimates of $3.80/$3.80 per unit yield coverage ratios of 1.04x/1.07x." - 11/13/18
UBS	(No distribution cut projected in model) - 11/12/18
WELLS FARGO	(No distribution cut projected in model) - 11/14/18

Source: Wall Street research.

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Post Investor Day Equity Analyst Commentary

Broker	Commentary	Likely Outcome Stated
BARCLAYS	"**As far as a potential Abe buy-in, we believe this remains a less likely scenario** given Ulysses' historical focus on a 50/50 split between its gas and LPG businesses, and the fact that an Abe buy-in would more heavily skew the company toward LPG. We also note that Ulysses'``` investor base has traditionally been more heavily weighted toward utilities investors, as evidenced by the stock's ~80$ weekly correlation with the XLU over the past three years (vs. ~10$ correlation between Ulysses/AMZ; Abe is ~20$ correlated with the XLU and ~70% correlated with the AMZ), such that the valuation multiple might compress in a buy-in scenario. Lastly, a buy-in would also likely have tax consequences for legacy Abe unitholders." - 12/4/2018	IDR Conversion
Janney	"That said, with no clarity on the outcome of the distribution or even the MLP structure (and **the market's negative reaction to the aforementioned uncertainty**), we expect the shares to trade at a higher yield until a decision on the aforementioned items is communicated." - 12/13/2018 "In terms of valuation, the units are currently yielding just over 12%, which appears to be pricing in some level of distribution cut. **That may ultimately happen; then again it may not, particularly if the company hits its guidance range for the year.**" - 2/7/2019	NA
Jefferies	"Given the Abe attributes noted previously (its improving financial position, lack of external pressure for a cut, etc.), the fact that a vote would likely be required as Ulysses's LP ownership is only 26%, and the fact that units violently reacted to sell-side reports calling for a sharp distribution cut given the strategic review announced at the Investor Day, **we believe any Committee negotiation would advocate for a pre-Investor Day comparison of relative equity values**" - 1/7/2019 "**Abe units fell >30% in the month following its Dec. 4th Investor Day as it was bumped from the Alerian MLP Index and several analysts have called for a distribution cut" "We believe the 'distribution cut' narrative is misguided, that a roll-up of Abe by Ulysses would satisfy the same goals in a much more elegant and productive manner**, and a uniquely compelling buying opportunity in Abe units now exists." - 1/7/2019 "While not as immediately EPS accretive as we had previously believed, **[a transaction] remains accretive** and, importantly, our analysis assumes cash savings are used for debt repayment instead of reinvestment at historic Ulysses ROIC levels…" - 2/5/2019	Buy-In
J.P.Morgan	(No distribution cut projected in model but increased discount rate to reflect greater distribution cut risk) - 1/14/2019	
RAYMOND JAMES	NA	
UBS	"**Abe has been under pressure since its analyst day in part due to a lack of resolution to its IDR structure… Further, we continue to believe that the outcome of the IDR structure review will result in an IDR conversion to units vs. a roll up** given our view that Ulysses will want to continue to be classified as a Utility vs. propane distributor (Abe and Europe)." - 12/13/2018	IDR Conversion
WELLS FARGO	"We're modeling a 55% reduction in the annualized FQ2'19 distribution/unit to $1.71, which should improve leverage and distribution coverage to 4.0x and 2.6x, respectively, in FY'20… **We believe a distribution cut is prudent as it would improve debt metrics, build distribution coverage, and address the dislocated equity yield.** - 12/10/2018 "We believe that **a distribution cut remains a possibility and assume a 45% reduction (vs. 55% previously)** in our model…We maintain our Market Perform rating as **the uncertainty of what action Abe will undertake will likely continue to weigh on valuation**, in our view." - 2/6/2019	Distribution Cut

Source: Wall Street research.

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Jefferies – Evolution of Research Commentary

	Pre Investor Day	Post Investor Day
Merger Commentary	**Theme: A buy-in is an attractive option** November 30, 2018 (After FQ4) "However, given the >50% outperformance of Ulysses shares vs. Abe units since the last Investor Day (Dec. 2016), **we also believe there is the potential for a roll-up announcement as Ulysses could acquire Abe via an all-equity transaction** at a meaningful premium (>20%) to respective 30-day VWAPs and still achieve mid-single digit EPS accretion in each of our F19-F23 forecast periods. **Such a move would also sharply rein in cash distributions, greatly enhancing Abe's credit profile over time**" "it is important to note that **we believe Abe is capable of remaining a viable independent entity.**" "Finally, while some analysts have suggested Abe needs to curtail is distribution, **we believe its acquisition is a much more attractive alternative for Ulysses as Abe distributions represented ~65% of its total subsidiary cash receipts in F18** and have averaged ~47% of subsidiary dividends over the last three fiscal years. With the 50% IDR, a reduction in Abe's distribution would have a pronounced effect on Ulysses cash receipts." December 2, 2018 **"[We believe] there is a high likelihood that Ulysses announces an acquisition of the company this week at the Abe/ Ulysses analyst day** and even if they don't, with a 10% distribution yield, a heating season that's setting up favorably and more realistic guidance, Abe shares look compelling."	**Theme: A buy-in is the more attractive option** January 7, 2019 (Before FQ1) "Given the Abe attributes noted previously (its improving financial position, lack of external pressure for a cut, etc.), the fact that a vote would likely be required as Ulysses' LP ownership is only 26%, and the fact that units violently reacted to sell-side reports calling for a sharp distribution cut given the strategic review announced at the Investor Day, **we believe any Committee negotiation would advocate for a pre-Investor Day comparison of relative equity values**" "However, we believe a sharp Abe distribution cut is a simplistic and incorrect reading of the situation and **a roll-up of Abe by Ulysses**, as outlined in our Analyst Day preview, **presents a more compelling solution for all parties**, especially with further unit/share price divergence." **"We believe an equity-for-equity roll-up of Abe remains a highly attractive option which could accelerate the achievement of projected Abe returns"** February 5, 2019 "While not as immediately EPS accretive as we had previously believed, **[a transaction] remains accretive** and, importantly, our analysis assumes cash savings are used for debt repayment instead of reinvestment at historic Ulysses ROIC levels…"
Distribution Commentary	**Theme: A distribution cut is unnecessary** November 30, 2018 (After FQ4) "On an independent basis, **we see no need for Abe to rein in its distribution** and find its valuation attractive at present levels" "Historically, distribution cuts were generally driven by severe and permanent deterioration in business leading to capital constrains, stretched balance sheet and absence of alternatives (no help from the parent)… Given none of these are constraints, **a distribution cut just to fix coverage would be premature** as the weak coverage in the recent past was being driven by weather. Additionally, as indicated, **a distribution cut just to fix coverage is rare and could be punitive to equity of both the parent and the MLP.**"	**Theme: A distribution cut is unnecessary, especially given the buy-in is a superior alternative** January 7, 2019 (Before FQ1) "Abe units fell >30% in the month following its Dec. 4th Investor Day as it was bumped from the Alerian MLP Index and several analysts have called for a distribution cut; **we believe the calls for a cut are misguided** and have created a uniquely compelling opportunity in Abe units" **"We believe the 'distribution cut' narrative is misguided, that a roll-up of Abe by Ulysses would satisfy the same goals in a much more elegant and productive manner**, and a uniquely compelling buying opportunity in Abe units now exists." February 5, 2019 **"[We] reiterate our view that a severe distribution cut (advocated by others) is not warranted and a privatization of Abe by Ulysses offers a much more compelling option"**

Source: Equity research reports published on or after August 1, 2018.

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Wells Fargo - Evolution of Research Commentary

	Pre Investor Day	Post Investor Day
Merger Commentary	N/A	<u>**Theme: A buy-in is a sensible option**</u> <u>December 5, 2018</u> **"The Abe and Ulysses (GP sponsor)'s boards are currently assessing various options to improve the partnership's balance sheet long-term. This includes the potential for: (1) the elimination/buy-in of the incentive distribution rights (IDRs), (2) a rollup of Abe into Ulysses,** (3) a distribution cut at Abe and (4) the exercise of the standby equity commitment agreement between Abe and Ulysses. Management plans to provide the market an update after its review, which will occur over the next 120 days. **"Management noted potential synergies with Ulysses International including supply (propane) procurement.** Approximately 20% of Ulysses International's supplies are imported from the U.S. Management has been assessing its portfolio of suppliers/contracts in an effort to optimize how it sources propane." <u>December 10, 2018</u> **"Management noted that it is exploring all options including Ulysses buying in Abe. We believe this could make strategic sense given the potential synergies between the partnership and Ulysses International** (the company's European LPG distribution segment). This is also a likely outcome if management concludes that the MLP is no longer a viable funding vehicle for its domestic propane business. **If improving Abe's near-term financial position is the priority, then just eliminating the IDRs or exercising the SECA (absent the GP providing a subsidy) would not achieve this goal,** in our view. We estimate that leverage would still be elevated under these two scenarios."
Distribution Commentary	<u>November 14, 2018 (After FQ4)</u> (No distribution cut projected in model)	<u>**Theme: WF forecasts a distribution cut (initially a 55% cut, later revised to 45%)**</u> <u>December 10, 2018</u> **"We're modeling a 55% reduction in the annualized FQ2'19 distribution/unit** to $1.71, which should improve leverage and distribution coverage to 4.0x and 2.6x, respectively, in FY'20." **"We believe a distribution cut is prudent as it would improve debt metrics, build distribution coverage, and address the dislocated equity yield.** (i.e., current yield is 11.9%). Although NOAA currently expects the 2019 heating season to be 3% cooler than 2018, it is forecasting weather to still be 3% warmer than normal." <u>February 6, 2019 (After FQ1)</u> "We believe that **a distribution cut remains a possibility and assume a 45% reduction (vs. 55% previously)** in our model…We maintain our Market Perform rating as **the uncertainty of what action Abe will undertake will likely continue to weigh on valuation,** in our view."

Source: Equity research reports published on or after August 1, 2018.

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Challenges Facing Abe Partners
2019E Coverage Net Debt / 2019E EBITDA
2.36x
5.8x 5.0x 5.3x 5.0x 4.7x 4.8x
Average: 4.5x 4.5x 4.6x
1.62x 1.60x 4.4x 4.4x 4.4x 4.5x 1.51x 4.1x 4.2x 1.44x 3.7x 3.9x 4.0x 4.0x
1.31x 1.30x 1.23x Average: 1.28x
1.20x 1.20x 1.19x
1.08x 1.06x
1.03x 1.00x 0.99x
0.96x 0.93x
SPB NGL TCP KNOP GEL GLP SPH BPL GMLP SUN NS PBFX USAC MMLP SMLP Abe HEP GLOP PBFX SPB SMLP HEP NGL MMLP USAC GMLP SPH Abe NS TCP SUN GLOP GEL KNOP BPL GLP
Yearly Heating Degree Days(1) EBITDA Expectations & Delivery
$708 $700 $700 $700 $700
15-Yr Average: 3,648 $690 $690 $666 $680 $675 $655 $670 $660 $660 $663 $650 $645 $618 $635
$605
4,065 $570
3,743 3,794 3,710 3,824 3,892 3,885 3,673 3,840 3,737 $566 3,565 3,595 3,586 3,182 3,183 3,190 $538 $536
03 - 04 - 05 - 06 - 07 - 08 - 09 - 10 - 11 - 12 - 13 - 14 - 15 - 16 - 17 - 18 - 2014 2015 2016 2017 2018
04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19E WS Estimate Actual Actual WS Mean Mgmt. Guidance Internal Range Outperform Underperform Estimate Range(2) Budget
Source: Company filings, NOAA, FactSet as of 3/4/2019. 10 (1) Represents sum of population-weighted daily heating degree days in the continental U.S. across October 1st – March 31st heating season each year.
(2) Uses guidance provided in FQ4 immediately prior to the guidance year.
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Pre Investor Day Abe Wall Street Research Overview
Equity Analyst Price Targets(1) ($/sh) Analyst Recommendation Summary (Last Twelve Months)
10 9 10 10 10 10 9 9 9 9 9 8
12/3/2018 Price: $36.67 Median Price Target: $39.00 52-Week High: $48.37 100% $46
10% 10% 10% 11% 11%
20% 22% 20% 22% 22% 22%
80% 38%
Barclays: 11-12-18 $38.00 $42 60% 60% 60% 56% 70% 50% 67% 44% 44% 44% 60% 56% $38 38%
% of Ratings
40%
Janney Montgomery Scott: 11-13-18 $48.00 $34 20% 33% 33% 33% 33%
Price Target
30% 30% 30% 25% 20% 22% 20% 22%
Jefferies: 11-29-18 $40.00 0% $30 Dec-17 Feb-18 Apr-18 Jun-18 Aug-18 Oct-18
Buy Hold Sell Target Price # of Analysts
Price vs. Target History
Morningstar Equity Research: 11-13-18 $41.00
% of Target Price Target
$55 120%
Restricted: 11-13-18 $38.00 $50
90% $45
$40 60%
UBS: 11-12-18 $37.00 $35 $30
30% $25
Wells Fargo Securities: 11-14-18 $39.00
$20 0% Jan-14 Nov-14 Aug-15 Jun-16 Apr-17 Feb-18 Dec-18
Source: FactSet as of 12/3/2018. 11
(1) Excludes brokers without price targets. Median price target shown above reflects median of individual broker estimates.
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Current Abe Wall Street Research Overview
Equity Analyst Price Targets(1) ($/sh) Analyst Recommendation Summary (Last Twelve Months)
9 10 10 10 10 9 9 9 9 9 8 8
Current Price: $27.53 Median Price Target: $35.00 52-Week High: $43.79
100% 10% $46
10% 11% 11%
20% 22% 22% 22% 22% 22%
80% 38% 38% $42
Barclays: 2-6-19 $30.00
60% 60% 60% 56% 50% 67% 44% 44% 44% 44% 56% $38 38% 38%
% of Ratings
40%
Price Target
Janney Montgomery Scott: 2-6-19 $35.00 $34 20% 33% 33% 33% 33% 33% 30% 30% 30% 25% 25% 22% 22%
0% $30 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19
Jefferies: 2-6-19 $40.00 Buy Hold Sell Target Price # of Analysts
Price vs. Target History
% of Target Price Target
Restricted: 1-14-19 $35.00 $55 120% $50 90% $45
UBS: 2-25-19 $31.00 $40 60% $35 $30 30% $25
Wells Fargo Securities: 2-6-19 $35.00
$20 0% Apr-14 Jan-15 Nov-15 Sep-16 Jul-17 May-18 Feb-19
Source: FactSet as of 3/4/2019. 12
(1) Excludes brokers without price targets. Median price target shown above reflects median of individual broker estimates.
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II. Management Projections Overview

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PRELIMINARY CONFIDENTIAL DRAFT Abe Management Projections Subject to Further Review & Revision
Abe Revised Budget Case
(USD in millions, except per share data)
EBITDA DCF
Revised Budget Historical Weather Case
Historical Historical Weather Case
Capital Investment Case Revised Budget Capital Investment Case Historical DCF $720
Abe ’19-’23 CAGR: $4.16
1.7% $688 $3.96 $4.00 $3.87 $665 $3.79 $3.77 $3.71 $659 $3.71 $3.92 $3.95 $3.88 $670 $3.82 $619 $661 $3.77 $633 $652 $3.71 $606 $643 $3.32 $3.33 $3.53 $3.58 $3.59 $3.59 $625 $624 $615 $606 $551 $597 $543 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E
Revised Budget 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 1.01x 1.02x 1.03x 1.04x
Coverage
Historical Weather 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 0.93x 0.94x 0.94x 0.94x
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Case Coverage
Capital Investment 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 0.98x 1.02x 1.05x 1.10x
Case Coverage
DCF and Distributions with Coverage/Leverage Targets
1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage
Revised Budget Historical Weather Capital Investment
DCF Targete d Dist. DCF Targeted Dist. DCF Targeted Dist.
$4.08 $4.03 $4.27 $3.96 $3.80 $3.78 $3.86 $3.75 $4.08 $3.80 $3.78 $3.71 $3.71 $3.67 $3.92 $3.71 $3.60 $3.77 $3.72 $3.56 $3.40 $3.36 $3.40 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.14 $3.14 $3.14
2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E
0.98x 1.20x 1.23x 1.26x 1.20x 1.20x 0.98x 1.20x 1.14x 1.17x 1.18x 1.19x 0.98x 1.20x 1.19x 1.25x 1.20x 1.20x

___________________________________ Source: Management.
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Ulysses Management Projections

Abe Revised Budget Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22
CAGR: 4.3%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,611
$1,697
$1,808
$1,903
$227
$242
$283
$312
$412
$432
$465
$491
$625
$643
$652
$661
$319
$350
$389
$420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

WSC						$1,335	$1,629	$1,704	$1,728

Adjusted EPS(1)


Wall Street Consensus
Management
Historical
$2.02
$2.01
$2.05
$2.29
$2.74
$2.74
$2.90
$2.68
$3.13
$3.05
$3.44
$3.20
$3.70
$3.34
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Dividends Per Share


DPS
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$475	$611	$781	$930

CapEx


Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$719
$10
$709
$775
$15
$760
$844
$15
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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PF Ulysses Management Projections

Abe Revised Budget Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
Ulysses '19-'22 CAGR: 7.3%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,613
$1,717
$1,860
$1,991
227
412
625
319
15
242
432
643
350
47
283
465
652
389
83
312
491
661
420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Adjusted EPS[1]



Management
Historical
$2.02
$2.01
$2.05
$2.29
$2.74
$2.94
$3.20
$3.52
$3.81
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Dividends Per Share



DPS
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$475	$611	$781	$930

CapEx



Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$833
$124
$709
$1,013
$253
$760
$1,112
$283
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.
Note: Each outstanding public Abe common unit exchanged for 0.5000x Ulysses shares and $6.80 / per unit cash consideration.
(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

16

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
III. Abe Financial Analysis

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Low Growth MLPs[1]

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA			Price / DCF/Unit			Distribution Yield		Distribution Metrics		Debt Metrics	
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2018A	2019E	2020E	2018A	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$33.00	$5,130	$9,886	9.8x	11.0x	10.4x	8.0x	8.9x	8.2x	9.1%	9.1%	4.5%	1.23x	5.3x	BBB-
GasLog Partners LP	22.26	1,081	2,723	11.7x	10.0x	9.7x	6.1x	10.7x	11.3x	9.9%	9.9%	4.5%	0.93x	4.8x	NA
Genesis Energy LP	21.71	2,669	6,879	NA	9.9x	9.4x	NA	6.9x	5.9x	10.1%	10.1%	0.0%	1.44x	5.0x	B+
Global Partners LP	18.66	667	2,040	NA	9.0x	8.8x	NA	7.2x	NA	10.2%	10.2%	0.0%	1.31x	5.8x	B+
Golar LNG Partners LP	12.27	940	2,164	8.3x	8.3x	8.3x	6.5x	4.5x	4.2x	13.2%	13.2%	0.1%	1.20x	4.4x	NA
Holly Energy Partners LP	29.10	3,074	4,628	13.3x	12.9x	12.4x	11.3x	10.8x	10.6x	9.2%	9.3%	1.0%	0.96x	4.0x	Ba3
KNOT Offshore Partners LP	18.16	604	1,743	NA	8.3x	8.0x	NA	6.7x	6.9x	11.5%	11.5%	0.0%	1.51x	5.0x	NA
Martin Midstream Partners LP	13.03	527	1,188	9.6x	7.5x	7.1x	9.7x	6.0x	6.4x	15.3%	15.3%	0.0%	1.03x	4.2x	B
NGL Energy Partners LP	13.13	1,666	4,128	10.1x	8.2x	7.5x	8.3x	5.9x	5.9x	11.9%	11.9%	2.7%	1.62x	4.1x	B+
NuStar Energy LP	26.18	3,451	7,882	NA	11.5x	10.7x	NA	9.2x	8.1x	9.2%	9.2%	0.0%	1.19x	4.5x	BB
PBF Logistics LP	21.71	1,217	2,048	11.8x	11.6x	10.5x	9.9x	9.4x	8.7x	9.2%	9.5%	2.4%	1.08x	3.7x	NA
Summit Midstream Partners LP	10.17	845	2,435	8.3x	7.6x	7.2x	NA	NA	4.2x	22.6%	11.3%	0.0%	1.00x	4.0x	BB-
Sunoco LP	29.98	3,201	6,153	9.6x	9.8x	9.6x	6.8x	8.1x	8.1x	11.0%	11.0%	0.0%	1.20x	4.7x	BB-
TC PipeLines LP	32.66	2,438	4,631	8.8x	10.3x	10.2x	10.4x	6.6x	6.7x	8.0%	8.0%	0.0%	1.60x	4.6x	BBB-
USA Compression Partners LP	16.09	1,574	3,826	11.9x	9.4x	8.7x	6.9x	7.1x	6.9x	13.1%	13.1%	0.0%	1.06x	4.4x	B+
Low		$527	$1,188	8.3x	7.5x	7.1x	6.1x	4.5x	4.2x	8.0%	8.0%	0.0%	0.93x	3.7x	
Mean		$1,939	$4,157	10.3x	9.7x	9.2x	8.4x	7.7x	7.3x	11.6%	10.8%	1.0%	1.22x	4.6x	
Median		$1,574	$3,826	9.8x	9.8x	9.4x	8.1x	7.1x	6.9x	10.2%	10.2%	0.0%	1.20x	4.5x	
High		$5,130	$9,886	13.3x	12.9x	12.4x	11.3x	10.8x	11.3x	22.6%	15.3%	4.5%	1.62x	5.8x	

Propane Distributors[4]

Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	EV/EBITDA 2018A	EV/EBITDA 2019E	EV/EBITDA 2020E	P/DCF 2018A	P/DCF 2019E	P/DCF 2020E	Yield Current	Yield 2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Ferrellgas Partners LP	$1.56	$152	$2,162	8.9x	9.0x	8.6x	NM	NM	NM	NM	NM	NA	NA	8.4x	CCC
Suburban Propane Partners LP	21.47	1,345	2,619	9.3x	9.1x	9.0x	6.7x	6.8x	6.5x	11.2%	11.2%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation[3]	8.67	1,534	2,932	10.4x	8.2x	7.9x	6.0x	6.8x	6.4x	6.2%	6.3%	0.0%	2.36x	3.9x	BB
Low		$152	$2,162	8.9x	8.2x	7.9x	6.0x	6.8x	6.4x	6.2%	6.3%	0.0%	1.30x	3.9x	
Mean		$1,010	$2,571	9.5x	8.8x	8.5x	6.4x	6.8x	6.5x	8.7%	8.7%	2.6%	1.83x	5.6x	
Median		$1,345	$2,619	9.3x	9.0x	8.6x	6.4x	6.8x	6.5x	8.7%	8.7%	2.6%	1.83x	4.4x	
High		$1,534	$2,932	10.4x	9.1x	9.0x	6.7x	6.8x	6.5x	11.2%	11.2%	5.1%	2.36x	8.4x	
Abe Partners, L.P. (WS)	$27.53	$2,940	$5,818	9.6x	9.2x	9.0x	7.3x	7.1x	7.0x	13.8%	13.8%	(4.5%)	1.03x	4.5x	NA
Abe Partners, L.P. (Revised Budget)				9.6x	9.3x	9.1x	7.3x	7.3x	7.2x	13.8%	13.8%	0.0%	0.99x	4.5x	NA
At Current Proposal (WS Estimates)	$34.25	$3,210	$6,448	10.6x	10.1x	10.0x	9.1x	8.9x	8.7x	11.1%	11.1%	0.0%	1.03x	4.5x	NA
At Current Proposal (Revised Budget)	$34.25	$3,210	$6,448	10.6x	10.3x	10.0x	9.1x	9.1x	9.0x	11.1%	11.1%	0.0%	0.99x	4.5x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/4/2019.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7506 USD per CAD.
(4) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

18

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Propane Precedent Transactions Analysis

A	B	C	D	E	F	G	H	I
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA LTM	EBITDA FY1/NTM	Purchase Price / LTM EBITDA	Purchase Price / NTM EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	85	84	10.5x[(1)]	10.7x
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	25	28	8.0x	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	24	19	7.0x	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	38	33	10.8x	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	NA	38	NA	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	139	136	3.7x	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	NA	95	NA	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	NA	9.1x	NA
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	253	325	11.4x	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	NA	36	NA	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	49	50	9.6x	9.5x
4/20/2004	Ferrellgas	Blue Rhino	-	343	34	44	10.0x	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	41	34	5.0x	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	90	119	10.9x	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA	NA	NA
Low				$170	$24	$19	3.7x	3.8x
Mean				$676	$89	$80	8.7x	7.8x
Median				$412	$49	$44	9.6x	7.8x
High				$2,890	$253	$325	11.4x	12.3x
>$1B Mean				$2,345	$225	$325	10.3x	8.9x
>$1B Median				$2,345	$225	$325	10.3x	8.9x
Current Ulysses Proposal (0.6239x All-In XR)	**Ulysses**	**Abe**		**$6,448**	**$606**	**$625**	**10.6x**	**10.3x**

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19

Abe DCF Analysis

Abe Revised Budget Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $27.53
Implied Proposal Value: $34.25

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.91	$35.94	$41.97
10.0%	$28.43	$34.08	$39.73
12.0%	$27.05	$32.36	$37.67

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.75	$36.99	$43.23
10.0%	$29.22	$35.07	$40.92
12.0%	$27.80	$33.29	$38.79

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.81	$34.57	$42.30
10.0%	$28.27	$32.73	$39.98
12.0%	$26.84	$31.03	$37.84

PV of Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$27.53
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$39.09
$38.54
$40.07
$39.98
$30.15
$30.41
$32.19
$32.73
$24.65
$25.41
$27.35
$27.53
$28.27
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/4/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

20

Abe DCF Analysis

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $27.53
Implied Proposal Value: $34.25

Discounted Levered DCF Analysis
Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.48	$32.96	$38.44
10.0%	$26.13	$31.27	$36.41
12.0%	$24.87	$29.70	$34.52

Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Share Price Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy



Yield
8.0%
10.5%
13.0%
$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$27.53
Current Price
2H 2019E
2020E
2021E
2022E

Discounted Levered DCF Analysis
Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.46	$34.19	$39.91
10.0%	$27.05	$32.42	$37.79
12.0%	$25.75	$30.79	$35.83

Discounted Distribution Analysis
Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$28.18	$32.59	$39.75
10.0%	$26.74	$30.87	$37.59
12.0%	$25.40	$29.28	$35.59

PV of Future Share Price Analysis
Abe LP Distributions | Targeted Leverage & Coverage Policy



Yield
8.0%
10.5%
13.0%
$39.09
$38.54
$38.04
$37.59
$30.15
$30.41
$30.65
$30.87
$24.65
$25.41
$26.10
$26.74
$27.53
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions
- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/4/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

21

Abe DCF Analysis

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $27.53
Implied Proposal Value: $34.25

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple: 6.0x	8.0x	10.0x
8.0%	$30.86	$37.23	$43.59
10.0%	$29.32	$35.28	$41.25
12.0%	$27.88	$33.48	$39.09

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield: 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Share Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



Yield
8.0%
10.5%
13.0%
$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$27.53
Current Price
2H 2019E
2020E
2021E
2022E

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple: 6.0x	8.0x	10.0x
8.0%	$31.47	$38.00	$44.53
10.0%	$29.89	$36.01	$42.13
12.0%	$28.42	$34.17	$39.92

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield: 13.0%	10.5%	8.0%
8.0%	$30.74	$35.72	$43.81
10.0%	$29.14	$33.81	$41.39
12.0%	$27.66	$32.04	$39.16

PV of Future Share Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



Yield
8.0%
10.5%
13.0%
$38.95
$38.40
$40.46
$41.39
$30.04
$30.30
$32.49
$33.81
$24.56
$25.32
$27.58
$29.14
$27.53
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/4/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

22

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Ulysses Financial Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio(2)	Dist. CAGR 19E to '21E	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$99.87	$11,728	$15,195	12.9x	11.6x	23.0x	21.4x	12.9x	11.2x	2.1%	2.1%	56.7%	8.0%	2.9x	NA	6.5%
Chesapeake Utilities Corporation	92.64	1,530	2,176	14.7x	14.0x	25.3x	24.1x	NA	NA	1.6%	1.7%	44.1%	10.1%	4.4x	NA	7.6%
NiSource Inc	26.96	10,091	20,051	12.0x	11.2x	20.6x	19.4x	8.5x	8.2x	3.0%	3.0%	128.1%	6.7%	5.4x	BBB+	6.0%
New Jersey Resources Corporation	49.15	4,384	5,849	20.4x (1)	18.6x (1)	24.6x	22.9x	18.2x	15.5x	2.4%	2.4%	80.6%	NA	5.1x	NA	6.0%
Northwest Natural Holding Co.	65.53	1,892	2,778	12.0x	11.4x	26.9x	25.6x	11.2x	11.3x	2.9%	2.9%	55.6%	0.7%	3.8x	A+	4.5%
ONE Gas Inc	88.08	4,660	6,235	13.2x	12.4x	25.6x	24.5x	13.0x	12.4x	2.3%	2.3%	65.0%	7.7%	3.3x	A	5.0%
Spire Inc	79.72	4,393	7,045	13.9x	13.0x	21.4x	20.5x	11.3x	11.1x	3.0%	3.0%	68.0%	5.1%	5.2x	A-	3.4%
Southwest Gas Holdings Inc	84.79	4,534	6,837	10.2x	9.4x	21.7x	20.1x	9.0x	8.5x	2.6%	2.6%	54.0%	6.4%	3.3x	BBB+	7.0%
Low		$1,530	$2,176	10.2x	9.4x	20.6x	19.4x	8.5x	8.2x	1.6%	1.7%	44.1%	0.7%	2.9x		3.4%
Mean		$5,402	$8,271	12.7x	11.9x	23.6x	22.3x	12.0x	11.2x	2.5%	2.5%	69.0%	6.4%	4.2x		5.7%
Median		$4,463	$6,536	12.9x	11.6x	23.8x	22.1x	11.3x	11.2x	2.5%	2.5%	60.8%	6.7%	4.1x		6.0%
<60% Payout Ratio Median		$3,213	$4,808	12.4x	11.5x	24.1x	22.7x	11.2x	11.2x	2.3%	2.3%	54.8%	7.2%	3.6x		6.8%
High		$11,728	$20,051	14.7x	14.0x	26.9x	25.6x	18.2x	15.5x	3.0%	3.0%	128.1%	10.1%	5.4x		7.6%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage(4)	Dist. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$35.06	$71,020	$128,180	13.0x	12.0x	18.6x	17.5x	9.7x	9.1x	6.3%	6.4%	1.5x	3.2%	4.9x	BBB+	7.2%
Kinder Morgan Inc	19.85	45,195	79,361	10.2x	9.9x	19.6x	18.4x	9.1x	8.4x	4.0%	5.0%	2.2x	14.9%	4.3x	BBB	6.9%
SemGroup Corporation	15.13	1,380	3,500	7.7x	6.9x	NM	47.3x	5.1x	4.8x	12.5%	12.8%	1.5x	3.0%	3.9x	B+	5.2%
Targa Resources Corp.	41.57	9,824	16,079	11.6x	9.2x	NM	40.6x	11.7x	7.5x	8.8%	8.8%	1.0x	4.4%	3.5x	BB	21.6%
Tallgrass Energy LP	22.97	6,507	10,213	10.5x	11.4x	13.1x	15.6x	9.3x	9.2x	9.1%	9.4%	1.3x	4.9%	3.3x	BBB-	0.3%
Williams Companies Inc	27.40	34,128	57,746	11.4x	10.7x	28.1x	25.6x	10.6x	10.0x	5.0%	5.5%	1.7x	9.3%	4.4x	BBB	19.4%
Low		$1,380	$3,500	7.7x	6.9x	13.1x	15.6x	5.1x	4.8x	4.0%	5.0%	1.0x	3.0%	3.3x		0.3%
Mean		$28,009	$49,180	10.8x	10.0x	19.8x	27.5x	9.3x	8.2x	7.6%	8.0%	1.5x	6.6%	4.1x		10.1%
Median		$21,976	$36,913	11.0x	10.3x	19.1x	22.0x	9.5x	8.8x	7.5%	7.6%	1.5x	4.7%	4.1x		7.1%
High		$71,020	$128,180	13.0x	12.0x	28.1x	47.3x	11.7x	10.0x	12.5%	12.8%	2.2x	14.9%	4.9x		21.6%
Propane Distributors(5)				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Ferrellgas Partners LP	$1.56	$152	$2,162	9.0x	8.6x	NM	NM	NM	NM	NM	NM	NA	NA	8.4x	CCC	33.2%
Suburban Propane Partners LP	21.47	1,345	2,619	9.1x	9.0x	NM	NM	6.8x	6.5x	11.2%	11.2%	1.3x	5.1%	4.4x	BB-	3.9%
Superior Plus Corporation(6)	8.67	1,534	2,932	8.2x	7.9x	18.5x	15.0x	6.8x	6.4x	6.2%	6.3%	2.4x	0.0%	3.9x	BB	4.8%
Low		$152	$2,162	8.2x	7.9x	18.5x	15.0x	6.8x	6.4x	6.2%	6.3%	1.3x	0.0%	3.9x		3.9%
Mean		$1,010	$2,571	8.8x	8.5x	18.5x	15.0x	6.8x	6.5x	8.7%	8.7%	1.8x	2.6%	5.6x		14.0%
Median		$1,345	$2,619	9.0x	8.6x	18.5x	15.0x	6.8x	6.5x	8.7%	8.7%	1.8x	2.6%	4.4x		4.8%
High		$1,534	$2,932	9.1x	9.0x	18.5x	15.0x	6.8x	6.5x	11.2%	11.2%	2.4x	5.1%	8.4x		33.2%
Ulysses Corporation (WS)	$54.90	$9,769	$16,082	12.1x	9.9x	20.5x	18.0x	10.2x (3)	8.6x (3)	1.9%	2.0%	47.5%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				10.0x	9.5x	18.8x	17.5x	8.9x (3)	7.6x (3)	1.9%	2.0%	35-45%	4.0%	2.7x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/4/2019.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.

(2) Payout ratio defined as last quarter dividend divided by LTM earnings.

(3) P/CFPS shown for Ulysses.

(4) Coverage defined as distributable cash flow divided by total distributions.

(5) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

(6) Uses exchange rate of 0.7506 USD per CAD.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

24

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses DCF Analysis | Management Projections

Valuation Effective Date: 3/31/2019

Discounted Unlevered DCF[1,2] Analysis

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$57.42	$70.15	$82.88
4.75%	$56.06	$68.57	$81.07
5.50%	$54.74	$67.02	$79.31

Levered DCF Analysis

Ulysses SQ Dividends Policy

Discount Rate	2022E Price/Earnings Multiple 19.0x	21.0x	23.0x
4.50%	$67.73	$74.56	$81.39
5.25%	$66.55	$73.26	$79.97
6.00%	$65.41	$72.00	$78.59

PF PV of Future Share Price Analysis[3]

Ulysses SQ Dividends Policy

Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual earnings per share times terminal P/E multiple
- Discounted to 3/31/19 at 5.25% cost of equity
  - Interim dividends discounted upon receipt to 3/31/19
- Cash consideration of $6.80 per unit added to value of 0.5000x pro forma Ulysses shares received by Abe unitholders


PF Ulysses[4]
Terminal P/E Multiple
23.0x
21.0x
19.0x
$72.33
$66.09
$59.85
$76.70
$70.18
$63.66
$79.97
$73.26
$66.55
$54.90
Current Price
2H 2019E
2020E
2021E

Source: Management projections and FactSet as of 3/4/2019.
(1) DCF analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at current proposal consideration.
(3) Dividend policy assumed same as SQ policy, across all operating scenarios.
(4) Pro forma analysis incorporates EBITDA synergies of $5 MM per year.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

25

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Analysis at Various Exchange Ratios
($ in millions, unless otherwise noted)
a b d e f g h i j k l m n o p
Original Ulysses Ulysses Original Abe Abe Revised Ulysses Second Current Counter Proposal Proposal Proposal Proposal Proposal
Exchange Ratio Consideration (XR) 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x Stock Consideration (Ulysses Share Price x XR) $27.45 $27.45 $27.45 $27.45 $27.45 $27.45 $27.45 Cash Consideration $4.03 $6.32 $6.80 $8.00 $9.00 $10.00 $13.94 Exchange Ratio (At Current Ulysses Sh. Price of $54.90) 0.5734x 0.6151x 0.6239x 0.6457x 0.6639x 0.6821x 0.7539x
Implied Abe Unit Price $31.48 $33.77 $34.25 $35.45 $36.45 $37.45 $41.39 Premium to Implied Abe Unit Price (Ulysses Share Price x XR + Cash) 14.3% 22.7% 24.4% 28.8% 32.4% 36.0% 50.3% Fully Diluted Abe Units Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 Implied Fully-Diluted Abe Equity Value $2,950 $3,165 $3,210 $3,322 $3,416 $3,510 $3,879 Net Debt 2,846 2,846 2,846 2,846 2,846 2,846 2,846
GP Equity Value(1) 360 360 360 360 360 360 360
Non-Controlling Interest 32 32 32 32 32 32 32
Implied Abe Enterprise Value(1) $6,189 $6,403 $6,448 $6,561 $6,654 $6,748 $7,117
Comparable Metrics
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: abe Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.2x 10.6x 10.6x 10.8x 11.0x 11.1x 11.8x 9.8x 10.3x 9.3x 9.5x 9.6x 8.7x 2019E $636 9.7x 10.1x 10.1x 10.3x 10.5x 10.6x 11.2x 9.8x 9.7x 9.0x 8.8x 7.5x 7.7x 2020E $644 9.6x 9.9x 10.0x 10.2x 10.3x 10.5x 11.1x 9.4x 9.2x 8.6x 8.5x
abe ws Consensus case P / LP DCF(2)
WS 2018A $348 8.5x 9.1x 9.2x 9.6x 9.8x 10.1x 11.2x 8.1x 8.4x 6.4x 6.4x 2019E $361 8.2x 8.8x 8.9x 9.2x 9.5x 9.7x 10.7x 7.1x 7.7x 6.8x 6.8x Abe 2020E $367 8.0x 8.6x 8.7x 9.0x 9.3x 9.6x 10.6x 6.9x 7.3x 6.5x 6.5x
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: abe Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.2x 10.6x 10.6x 10.8x 11.0x 11.1x 11.8x 9.8x 10.3x 9.3x 9.5x 9.6x 8.7x 2019E $625 9.9x 10.2x 10.3x 10.5x 10.6x 10.8x 11.4x 9.8x 9.7x 9.0x 8.8x 7.5x 7.7x 2020E $643 9.6x 10.0x 10.0x 10.2x 10.4x 10.5x 11.1x 9.4x 9.2x 8.6x 8.5x
Revised P / LP DCF(2) abe revised Budget
Abe 2018A $348 8.5x 9.1x 9.2x 9.6x 9.8x 10.1x 11.2x 8.1x 8.4x 6.4x 6.4x 2019E $353 8.4x 9.0x 9.1x 9.4x 9.7x 9.9x 11.0x 7.1x 7.7x 6.8x 6.8x 2020E $358 8.2x 8.8x 9.0x 9.3x 9.5x 9.8x 10.8x 6.9x 7.3x 6.5x 6.5x
Source: Company filings, and FactSet as for 3/4/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield. 27
(2) DCF attributable to LP unitholders.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
TUDORPICKERING HOLT&CO energy investment & merchant banking

Has / Gets Analysis | Abe Revised Budget Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.91	$35.94	$41.97
10.0%	$28.43	$34.08	$39.73
12.0%	$27.05	$32.36	$37.67

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.75	$36.99	$43.23
10.0%	$29.22	$35.07	$40.92
12.0%	$27.80	$33.29	$38.79

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.81	$34.57	$42.30
10.0%	$28.27	$32.73	$39.98
12.0%	$26.84	$31.03	$37.84

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.80 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$35.51	$41.87	$48.24
4.75%	$34.83	$41.08	$47.34
5.50%	$34.17	$40.31	$46.45

Levered DCF Analysis(3)

Discount Rate	2022E Price/Earnings Multiple 19.00x	21.00x	23.00x
4.50%	$40.66	$44.08	$47.50
5.25%	$40.08	$43.43	$46.79
6.00%	$39.50	$42.80	$46.10

Source: Management projections and FactSet as of 3/4/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $6.80 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

TUDOR PICKERING HOLT & CO — ENERGY INVESTMENT & MERCHANT BANKING

28

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Has / Gets Analysis | Abe Historical Weather Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.48	$32.96	$38.44
10.0%	$26.13	$31.27	$36.41
12.0%	$24.87	$29.70	$34.52

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.46	$34.19	$39.91
10.0%	$27.05	$32.42	$37.79
12.0%	$25.75	$30.79	$35.83

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$28.18	$32.59	$39.75
10.0%	$26.74	$30.87	$37.59
12.0%	$25.40	$29.28	$35.59

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.80 Cash)[1]

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$34.48	$40.70	$46.92
4.75%	$33.82	$39.93	$46.04
5.50%	$33.17	$39.18	$45.18

Levered DCF Analysis[3]

Discount Rate	2022E Price/Earnings Multiple 19.00x	21.00x	23.00x
4.50%	$39.47	$42.76	$46.05
5.25%	$38.90	$42.13	$45.36
6.00%	$38.35	$41.52	$44.70

Source: Management projections and FactSet as of 3/4/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $6.80 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

29

Has / Gets Analysis | Abe Capital Investment Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.86	$37.23	$43.59
10.0%	$29.32	$35.28	$41.25
12.0%	$27.88	$33.48	$39.09

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$31.47	$38.00	$44.53
10.0%	$29.89	$36.01	$42.13
12.0%	$28.42	$34.17	$39.92

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$30.74	$35.72	$43.81
10.0%	$29.14	$33.81	$41.39
12.0%	$27.66	$32.04	$39.16

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.80 Cash)[1]

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$35.92	$42.37	$48.83
4.75%	$35.24	$41.57	$47.91
5.50%	$34.57	$40.79	$47.02

Levered DCF Analysis[3]

Discount Rate	2022E Price/Earnings Multiple 19.00x	21.00x	23.00x
4.50%	$41.08	$44.54	$48.00
5.25%	$40.49	$43.89	$47.29
6.00%	$39.91	$43.25	$46.59

Source: Management projections and FactSet as of 3/4/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $6.80 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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PRELIMINARY CONFIDENTIAL DRAFT Has/Gets Analysis Subject to Further Review & Revision
Pre – Unitholder Tax(1) |PV of Future Equity Value | Revised Budget Case
SQ Abe PF Ulysses (XR-Adj)(2)
Terminal Yield Terminal P/E Multiple
$3.80 Annual Dist. Policy Target Coverage Dist. Policy
8.0%
10.5%
13.0%
23.0x
21.0x
19.0x
$47.14 $46.79 $46.79 $46.48 $45.33 $45.15 $45.88 $43.43 $42.97 $45.15 $42.97 $41.89 $41.89 $43.43 $39.84 $40.08 $39.84 $40.08 $38.63 $38.63 $40.07 $39.98 $36.72 $39.09 $38.54 $36.97 $37.23 $36.72 $36.36 $36.68 $32.73 $32.24 $32.19 $30.65 $31.48 $30.15 $30.41 $29.73 $28.27 $27.53
$27.35 $27.53 $25.41 $24.65
Abe Abe Current Price Current Price
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
Source: Management projections and Factset as of 3/4/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
Note: Utilizes 10.0% cost of equity for SQ Abe and 5.25% cost of equity for PF Ulysses. 31 (1) Pre – Unitholder Tax; 0.6239x represents implied XR at 0.5000x equity XR and cash consideration of $6.80 / unit.
(2) All-in exchange ratio of 0.6239x implied by Ulysses offer as of 3/4/2019. Pro forma analysis incorporates EBITDA synergies of $5 MM per year.

Accretion / (Dilution)

Pre – Unitholder Tax(1) | Abe Base Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Assumptions

- All-in XR applied to calculate pro forma share count as if cash component is utilized to purchase secondary Ulysses shares by current Abe unitholders
- EBITDA synergies of $5 MM per year per Ulysses management included in pro forma forecast
- PF dividend savings resulting from elimination of high Abe distribution payout used to fund 100%-equity acquisitions at 7.5x EV/EBITDA purchase multiple
- Incremental acquisition capex depreciated on 10-year straight line basis for book D&A and 10-year MACRS basis for tax D&A
- Free cash flow from incremental acquisitions reinvested in forward year to make additional 100%-equity acquisitions at 7.5x EV/EBITDA purchase multiple

Abe Distribution Accretion / (Dilution) - %

At 0.6239x Exchange Ratio



Cut
No Cut
(78.3%)
(76.3%)
(75.3%)
(75.9%)
(82.0%)
(80.3%)
(79.5%)
(78.7%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo Abe (No Cut):	$3.80	$3.80	$3.80	$3.80
Status Quo Abe (Cut):	$3.15	$3.15	$3.15	$3.36
PF Ulysses at 0.6239x:(1)	$0.68	$0.75	$0.78	$0.81

Ulysses Adjusted EPS Accretion / (Dilution) - %



1.4%
2.3%
2.5%
3.0%
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo Ulysses:	$2.90	$3.13	$3.44	$3.70
Pro Forma Ulysses:	$2.94	$3.20	$3.52	$3.81
$ Acc / (Dil):	$0.04	$0.07	$0.08	$0.11

Source: Management projections and FactSet as of 3/4/2019.
Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Pre – Unitholder Tax; 0.6239x represents implied XR at 0.5000x equity XR and cash consideration of $6.80 / unit.
(2) Ulysses Pro Forma forecast assumes 15-year depreciation with 75% allocation credit for step-up consideration above $32.00 / Abe public unit; based on management guidance and management provided materials.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
32

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Precedents & Premiums | MLP Transactions Analysis

A	B	C	D	E	F	G	H	I	J
Announcement Date	Acquiror	Target	Transaction Value	Unaffected 1-Day Premium	% Cash	Taxable Transaction	Buyer Type	Transaction Type	Majority of Minority?
11/26/18	Dominion Energy Inc	Dominion Energy Midstream Partners LP	$3,598	0.9%	0%	No	C-Corp	Affiliate	No
11/26/18	Arclight Capital	TransMontaigne Partners L.P.	1,247	13.5%	100%	NA	PE	Affiliate	No
11/8/18	Western Gas Equity Partners LP	Western Gas Partners, LP	12,781	7.6%	0%	No	MLP	Affiliate	No
10/22/18	EnLink Midstream LLC	EnLink Midstream Partners, L.P.	12,236	1.1%	0%	Yes	C-Corp	Affiliate	No
10/18/18	Valero Energy Corporation	Valero Energy Partners LP	3,788	6.0%	100%	Yes	C-Corp	Affiliate	No
10/9/18	Antero Midstream GP LP	Antero Midstream Partners LP	7,548	18.6%	11%	Yes	C-Corp	Affiliate	Yes
9/18/18	Enbridge Inc.	Enbridge Energy Partners	15,562	11.6%	0%	Yes	C-Corp	Affiliate	Yes
8/24/18	Enbridge Inc.	Spectra Energy Partners, LP	27,810	19.4%	0%	Yes	C-Corp	Affiliate	No
8/1/18	Energy Transfer Equity, L.P.	Energy Transfer Partners	66,981	11.2%	0%	No	MLP	Affiliate	Yes
6/19/18	Cheniere Energy Inc.	Cheniere Energy Partners LP Holdings	5,651	10.7%	0%	No	C-Corp	Affiliate	No
6/4/18	OCI NV	OCI Partners LP	1,389	15.0%	100%	No	C-Corp	Affiliate	NA (Tender)
5/17/18	Williams Companies	Williams Partners, LP	57,793	16.5%	0%	Yes	C-Corp	Affiliate	No
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	8,361	(18.4%)	0%	Yes	C-Corp	Affiliate	No
2/7/18	Terra Nitrogen GP, Inc.	Terra Nitrogen Co. LP	1,474	3.7%	100%	Yes	C-Corp	Affiliate	No
1/2/18	Archrock, Inc	Archrock Partners, LP	2,438	23.4%	0%	Yes	C-Corp	Affiliate	No
8/29/17	Zenith Energy US, LP	Arc Logistics Partners LP	736	15.2%	100%	Yes	PE	3rd Party	No
4/3/17	World Point Terminals, Inc.	World Point Terminals, LP	594	5.8%	100%	Yes	C-Corp	Affiliate	NA (Tender)
3/2/17	VTTI, B.V	VTTI Energy Partners, LP	1,867	6.0%	100%	Yes	C-Corp	Affiliate	Yes
2/1/17	ONEOK, Inc	ONEOK Partners, LP	23,654	25.8%	0%	Yes	C-Corp	Affiliate	No
1/27/17	Enbridge Energy Company	Midcoast Energy Partners, LP	1,176	(8.6%)	100%	Yes	C-Corp	Affiliate	No
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	54,455	(0.2%)	0%	No	MLP	Affiliate	No
10/25/16	Energy Transfer Partners, LP	PennTex Midstream Partners, LP	789	43.3%	50%	Yes	MLP	Affiliate	NA (Tender)
10/24/16	American Midstream Partners LP	JP Energy Partners LP	476	9.1%	0%	No	MLP	3rd Party	Yes
9/26/16	Transcanada	Columbia Pipeline Partners	3,464	9.9%	100%	Yes	C-Corp	Affiliate	Yes
8/1/16	Transocean, Inc	Transocean Partners	1,202	20.8%	0%	No	C-Corp	Affiliate	Yes
5/30/16	SemGroup Corp.	Rose Rock Midstream	2,034	0.0%	0%	Yes	C-Corp	Affiliate	No
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	12,229	18.4%	0%	Yes	C-Corp	Affiliate	No
10/26/15	Western Refining, Inc.	Northern Tier Energy	5,286	11.7%	65%	Yes	C-Corp	3rd Party	No
7/13/15	MPLX LP	MarkWest Energy Partners, LP	22,360	36.3%	8%	No	MLP	3rd Party	No
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	6,920	17.2%	0%	No	MLP	Affiliate	No
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	1,145	(14.0%)	0%	No	MLP	Affiliate	Yes
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	18,593	13.2%	1%	No	MLP	Affiliate	No
11/12/14	Enterprise Products Partners LP	Oiltanking Partners LP	4,289	(0.9%)	0%	No	PE	Affiliate	No
10/26/14	Williams Partners LP	Access Midstream Partners LP	34,256	(5.7%)	0%	No	MLP	Affiliate	No
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	6,002	15.0%	3%	No	MLP	3rd Party	No
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	52,566	12.0%	12%	Yes	C-Corp	Affiliate	No
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	13,677	15.4%	12%	Yes	C-Corp	Affiliate	No
7/24/14	Breitburn Energy Partners	QR Energy LP	2,856	17.5%	19%	No	MLP	3rd Party	No
10/10/13	Regency Energy Partners LP	PVR Partners LP	5,659	25.7%	1%	No	MLP	3rd Party	No
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	2,531	8.5%	0%	No	MLP	Affiliate	No
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	2,643	14.5%	4%	No	MLP	3rd Party	No
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	4,858	23.5%	0%	No	MLP	3rd Party	No
2/23/11	Enterprise Products Partners	Duncan Energy Partners LP	3,282	28.1%	0%	No	MLP	Affiliate	No
C-Corp Buying MLP	Median		$5,286	11.6%	0%				
	Mean		11,539	9.8%	35%				
Affiliate	Median		$4,970	10.9%	0%				
	Mean		13,746	9.9%	26%				
Taxable Transaction	Median		$5,286	11.7%	12%				
	Mean		12,147	11.3%	40%				
Overall	Median		$4,858	12.0%	0%				
	Mean		12,052	11.7%	25%				
Current (3/4/2019)	Ulysses	Abe	$6,448	24.4%	20%	Yes	C-Corp	Affiliate	
Current Premium to Abe at Pre-Investor Day (12/3/2018)	Ulysses	Abe	6,448	(6.6%)	20%	Yes	C-Corp	Affiliate	

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP.
(1) Based on Wall Street research.
(2) Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price.
(3) Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price.

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33

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Supplemental Analysis
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Unitholder Tax Implications

Average Tax Basis Calculation[1]

- The average tax paid with state taxes is $6.64 per unit for public Abe unitholders as of 1H 2019

Detailed Calculation of Ordinary and Capital Gains as of December 2017

Unitholder Trade Group	Active Units	% of Public	Basis[2]	Ordinary Gain[2]	PAL[2]	Capital Gain[2]
May 1995 - Dec. 2010	12,044,321	17%	$0.23	$28.47	($1.25)	$5.55
Jan. 2011 - Dec. 2013	10,693,961	15%	$6.90	$27.14	($11.99)	$0.21
Jan. 2014 - Dec. 2014	11,715,648	17%	$11.83	$25.43	($15.44)	($3.01)
Jan. 2015 - Dec. 2015	6,423,910	9%	$14.86	$22.94	($16.09)	($3.55)
Jan. 2016 - Dec. 2016	14,091,793	20%	$15.92	$20.16	($14.20)	($1.83)
Jan. 2017 - Dec. 2017	12,903,239	19%	$26.94	$14.29	($11.09)	($6.98)
Jan. 2018 - Jan. 2018	1,182,662	2%	$36.63	$7.09	($4.13)	($9.47)
Total / Active Unit Average	69,055,533	100%	$13.41	$22.52	($11.23)	($1.68)

FY 1H 2019E Basis	
December 2017 Tax Basis	$13.41
(+) Jan '18 - March '19 Allocated Net Income[3]	2.65
(-) Jan '18 - March '19 Distributions (5 quarters)	4.75
March 2019E Basis	**$11.30**

FY 1H 2019E Ordinary Gain	
December 2017 Ordinary Gain	$22.52
(+) Jan '18 - March '19 Adjustments	2.10
March 2019E Ordinary Gain	**$24.63**

FY 1H 2019E PAL Balance	
December 2017 PAL Balance	$11.23
(-) January 2018 - March 2019 PALs Utilized	(2.65)
March 2019E PAL Balance	**$8.58**

Capital losses carry forward to offset against potential future capital gains

Average Unitholder - FY 1H 2019E	
UGI Share Price	$54.90
Exchange Ratio	0.5000x
Cash Consideration	$6.80
Offer Price	$34.25
FY 1H 2019E Tax Basis	**$11.30**
Detail of Gains (per Unit)	
Average Ordinary Gain / (Loss)[4]	$24.63
Average Capital Gain / (Loss)[4]	(1.68)
Total Gain	**$22.95**
Average Assumed Passive Activity Loss[2]	($8.58)
Average Ordinary Gain / (Loss) Net of PAL (Federal Only)	$16.04
Tax on Gain (Per Unit)	
Federal Ordinary Income Tax Rate	37.0%
Individual MLP Investor Deduction Rate	20.0%
ACA Tax	3.8%
Federal Tax Rate	33.4%
Federal Capital Gains Tax Rate	23.8%
Effective State Tax Rate[3]	5.2%
Tax on Ordinary Gain	$5.36
Effective Ordinary Gain Tax Rate	*33.4%*
Tax on Capital Gain	($0.40)
Effective Capital Gain Tax Rate	*23.8%*
State Tax Ordinary Income[5]	$1.28
Effective Ordinary Gain Tax Rate	*5.2%*
State Tax Capital Gain[5]	($0.09)
Effective Capital Gains Tax Rate	*5.2%*
Total Tax on Gain[6]	**$6.64**
Total Effective Tax Rate	*26.9%*

Source: Company Management, FactSet as of 3/4/2019 and Wall Street research.
Note: PAL is defined as Passive Activity Loss.
(1) Provided by management.
(2) Weighted average by active unit as a percent of total outstanding active units.
(3) Taxable income for publicly owned AmeriGas LP units for tax year ended 9/30/19 grossed up by 25% to estimate taxable income from January 2018 to March 2019.
(4) Ordinary and Capital gains provided by management as of December 2017; basis and gain estimates rolled forward to March 2019.
(5) Per discussions with management, state tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers.
(6) Taxes Payable on Ordinary gain not offset by Capital losses.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
35

SQ Abe After Tax Cash Flow

Terminal Yield Value | Abe $3.80 Annual Dist. Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80		
AT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.22	$2.51		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.42	$1.71		
Disc. LP Dist. Total					$12.58		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$47.50	$36.19	$29.23

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E
Beg. Avg. Tax Basis / Unit	$11.30	$10.46	$9.45	$8.64	$8.09
Less: Distributions / Unit	(1.90)	(3.80)	(3.80)	(3.80)	(3.80)
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35
Avg. EOY Basis / Unit	**$10.46**	**$9.45**	**$8.64**	**$8.09**	**$7.64**
EOY PAL Balance	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**

Implied Terminal Value per Unit	$47.50	$36.19	$29.23
Less: Basis at EOY 2023E	($7.64)	($7.64)	($7.64)
Gain Subject to Tax	$39.86	$28.55	$21.59
Capital Gain	$15.24	$3.93	($3.03)
Ordinary Gain	$24.63	$24.63	$24.63
Total Gain	**$39.86**	**$28.55**	**$21.59**
PAL Balance at EOY 2023E	$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)	$24.63	$24.63	$24.63
Total Tax on Gain per Unit			
Tax on Ordinary Gain - 33.4%	$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%	3.63	0.93	0.00
State Tax on Ordinary Income - 5.2%	1.28	1.28	1.28
State Tax on Capital Gain - 5.2%	0.79	0.20	0.00
Total Tax on Gain	**$13.92**	**$10.64**	**$9.50**
Total Effective Tax Rate	*34.9%*	*37.3%*	*44.0%*
After-Tax Future Value per Unit	$33.58	$25.55	$19.73
Terminal Disc. Factor	*0.651*	*0.651*	*0.651*
Implied Present Value per Unit	$34.45	$29.22	$25.43

Source: Management projections and FactSet as of 3/4/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

36

SQ Abe After Tax Cash Flow

Terminal Yield Value | Targeted Leverage & Coverage Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.36	$3.36		
AT LP Distribution Per Unit	$1.58	$3.15	$3.15	$2.78	$2.07		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.09	$1.41		
Disc. LP Dist. Total					$10.50		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$41.95	$31.96	$25.82

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E		
Beg. Avg. Tax Basis / Unit	$11.30	$10.79	$10.43	$10.27	$10.16		
Less: Distributions / Unit	(1.58)	(3.15)	(3.15)	(3.36)	(3.36)		
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35		
Avg. EOY Basis / Unit	**$10.79**	**$10.43**	**$10.27**	**$10.16**	**$10.15**		
EOY PAL Balance	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**		
Implied Terminal Value per Unit					$41.95	$31.96	$25.82
Less: Basis at EOY 2023E					($10.15)	($10.15)	($10.15)
Gain Subject to Tax					$31.81	$21.82	$15.67
Capital Gain					$7.18	($2.81)	($8.96)
Ordinary Gain					$24.63	$24.63	$24.63
Total Gain					**$31.81**	**$21.82**	**$15.67**
PAL Balance at EOY 2023E					$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)					$24.63	$24.63	$24.63
Total Tax on Gain per Unit							
Tax on Ordinary Gain - 33.4%					$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%					1.71	0.00	0.00
State Tax on Ordinary Income - 5.2%					1.28	1.28	1.28
State Tax on Capital Gain - 5.2%					0.37	0.00	0.00
Total Tax on Gain					**$11.58**	**$9.50**	**$9.50**
Total Effective Tax Rate					*36.4%*	*43.6%*	*60.6%*
After-Tax Future Value per Unit					$30.37	$22.46	$16.32
Terminal Disc. Factor					*0.651*	*0.651*	*0.651*
Implied Present Value per Unit					$30.28	$25.13	$21.13

Source: Management projections and FactSet as of 3/4/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
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PF Ulysses After Tax Cash Flow

Terminal P/E Value

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

At 0.5030x Exchange Ratio

SUBJECT TO TAX COUNSEL REVIEW

		2H 2019E	2020E	2021E	2022E	Terminal		
Tax Basis at 1H 2019E		$11.30						
Stepped Up Basis Upon Close		$34.25						
PF Ulysses Earnings per Share					$3.81			
XR Adj. PF Ulysses Earnings per Share					$1.92			
PF Ulysses BT Dist. per Share		$0.55	$1.20	$1.25	$1.30			
XR Adj. PF Ulysses BT Dist. per Share		$0.28	$0.60	$0.63	$0.65			
% RoC		0%	0%	0%	0%			
% QD		100%	100%	100%	100%			
Return of Capital		$0.00	$0.00	$0.00	$0.00			
Qualified Dividends		($0.07)	($0.14)	($0.15)	($0.16)			
Project Tax Liability		($0.07)	($0.14)	($0.15)	($0.16)			
XR Adj. PF Ulysses AT Dist. per Share		$0.21	$0.46	$0.48	$0.50			
Terminal P/E						23.0x	21.0x	19.0x
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$44.11	$40.28	$36.44
Less: Basis on Conversion						($34.25)	($34.25)	($34.25)
Plus: Dividends Treated as Return of Capital						$0.00	$0.00	$0.00
Gain on Sale	Tax Rate[1]					$9.86	$6.03	$2.19
Tax on Gain	29.0%					$2.86	$1.75	$0.63
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$44.11	$40.28	$36.44
Less: Taxes on Gain						($2.86)	($1.75)	($0.63)
Net Proceeds						**$41.25**	**$38.53**	**$35.81**
Total Net Cash Flow		$0.21	$0.46	$0.48	$0.50	$41.25	$38.53	$35.81
Total Cash In Flow		$0.28	$0.60	$0.63	$0.65	$44.11	$40.28	$36.44
Total Cash Out Flow - Tax on Dividends		($0.07)	($0.14)	($0.15)	($0.16)	($2.86)	($1.75)	($0.63)
Discount Factor		0.987	0.950	0.903	0.858	0.836	0.836	0.836
Implied Present Value per Share		$0.21	$0.44	$0.43	$0.43	$34.49	$32.21	$29.93
XR Adj. PF Ulysses Implied Present Value per Share						$35.99	$33.71	$31.43

- *Abe current price of $27.53 as of 3/4/2019*
- *Cash consideration used to pay part of taxes for an average public Abe unitholder; additional cash made available by Ulysses secondary shares*

Source: Management projections and FactSet as of 3/4/2019.
Note: Discounted at midpoint discount rate of 5.25%.
Note: QD / RoC split is per management guidance.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

38

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Summary of Full Cycle Illustrative After-Tax Dist. Analysis
SUBJECT TO TAX COUNSEL REVIEW
P/E Multiple
Yield
23.0x $35.99
8.0% $34.45
21.0x
Yield
19.0x $31.43
8.0% $30.28
10.5%
10.5%
13.0% $25.43
13.0% $21.13
$3.80 Dist. Policy Target Coverage Dist. Policy PF

Source: Management.

PRELIMINARY CONFIDENTIAL DRAFT Summary of Material Changes Subject to Further Review & Revision
Updates since 2/14/2019 Materials
∎ Revised pro forma Ulysses Adjusted EPS metrics based on additional depreciation and tax guidance received from Ulysses∎ Conformed terminal value method for pro forma PV of future share price analyses to utilize forward P/E multiples
∎ Revised pro forma DDM analysis to levered DCF analysis by deriving implied terminal values from P/E multiples (given static dividend policy at Ulysses)∎ Revised pro forma PV of Future Share price analysis to treat value of cash consideration as separate from stock consideration (as opposed to converting cash consideration into additional shares at the pro forma future share price for each year)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Appendix

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SQ Ulysses Sum-of-the-Parts Analysis

Ulysses SOTP

	FY 2019E EBITDA	FY 2019E Multiple[1]		Enterprise Value	
		Low	High	Low	High
SQ Ulysses Businesss Segments					
Midstream & Marketing	$230	9.5x	11.5x	$2,189	$2,650
Utilities	$324	10.0x	12.0x	$3,243	$3,891
International	$420	8.0x	10.0x	$3,358	$4,197
Total Enterprise Value				$8,790	$10,739
Less Net Debt				($1,547)	($1,547)
Equity Value				$7,243	$9,192
	FY 2019E GP/IDR	FY 2019E Distribution Yield[2]		Equity Value	
Abe					
GP Equity Value	$50	12.6%	12.6%	$395	$395
Abe FD LP Equity Value				$2,580	$2,580
Abe Equity Value				$2,975	$2,975
Less Abe NCI				($1,921)	($1,921)
Total SQ Ulysses Equity Value				$8,297	$10,246
Ulysses FD Shares O/S				177.9	177.9
Implied SQ Ulysses Share Price				$46.63	$57.58

SQ EBITDA Mix[3]


Midstream & Marketing 19%
Abe 20%
International 34%
Utilities 27%

Source: Management Projections and FactSet as of 3/4/2019.
Note: Corporate revenue & other income / expenses allocated pro-rata to business units on basis of business unit contribution of gross revenue / gross expenses respectively.
1. Based on comparable C-Corp, LDC's, and Propane Distributors median 2019E EV/EBITDA.
2. Based on Abe 2019E distribution yield.
3. Total EBITDA attributable to Ulysses shareholders, excluding portion attributable to noncontrolling interest in Abe. Abe EBITDA allocated ~38% to Ulysses unitholders, proportionately to distributions received.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING
42

PF Ulysses Supplemental Calculation Detail

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Valuation Effective Date: 3/31/2019 | Management Projections

PF Discounted Unlevered DCF Analysis

	2H 2019E	2020E	2021E	2022E
EBITDA	$807	$1,717	$1,860	$1,991
Unlevered Cash Taxes[1]	(79)	(126)	(123)	
Capex	(377)	(833)	(1,013)	
FCF	$351	$758	$723	
Discount Factor	0.988	0.955	0.911	
Disc. FCF	$347	$724	$659	
Disc. PF Ulysses FCF Total				$1,730
Terminal Multiple				10.0x
Terminal Disc. Factor				0.890x
Implied Terminal PV EV				$17,727
Less PF Ulysses Net Debt[2]				($4,878)
Implied PF Ulysses Equity Value				$14,579
PF Ulysses Equity Value per Share				$68.57
Equity Considertaion XR / Abe Unit				0.5000x
Cash Considertaion / Abe Unit				$6.80
Abe Equity Value per Unit				$41.08

PF Levered DCF Analysis

	2H 2019E	2020E	2021E	2022E
PF Ulysses Dividend/Sh.	$0.55	$1.20	$1.25	$1.30
Discount Factor	0.987	0.950	0.903	
PV of Dividend/Sh.	$0.54	$1.14	$1.12	
Disc. GP Dist. Total				$2.80
PF Ulysses EPS				$3.81
Terminal P/E				21.0x
Terminal Disc. Factor				0.880
Implied Terminal PV per Share				$70.46
PF Ulysses Value per Share				$73.26
Equity Considertaion XR / Abe Unit				0.5000x
Cash Considertaion / Abe Unit				$6.80
Abe Equity Value per Unit				$43.43

Source: Management projections and FactSet as of 3/4/2019.
(1) Cash taxes de-levered by removing interest expense tax shield.
(2) Includes additional debt issued for payment of cash consideration of $6.80 per unit.

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Cost of Capital

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

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Subject to Further Review & Revision

Abe Cost of Equity

Barra Beta

	Low	High
Raw Beta [(2)]	0.78	1.05
Spot Risk-Free Rate [(3)]	3.0%	3.0%
Equity Risk Premium [(4)]	6.0%	6.0%
Cost of Equity	**7.7%**	**9.3%**

Cost of Equity

Sensitized Peer Total Return

	Low	High
Cost of Equity	**13.5%**	**14.5%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[(1)]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	4.5%	4.0%	4.1%	9.1%	13.2%
	GasLog Partners LP	4.5%	4.0%	4.1%	9.9%	14.0%
	Genesis Energy LP	0.0%	4.0%	3.4%	10.1%	13.5%
	Global Partners LP	0.0%	4.0%	3.4%	10.2%	13.6%
	Golar LNG Partners LP	0.1%	4.0%	3.4%	13.2%	16.6%
	Holly Energy Partners LP	1.0%	4.0%	3.6%	9.2%	12.7%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.5%	14.9%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	15.3%	18.7%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	11.9%	15.7%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.2%	12.6%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.2%	13.0%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	22.6%	26.0%
	Sunoco LP	0.0%	4.0%	3.4%	11.0%	14.4%
	TC PipeLines LP	0.0%	4.0%	3.4%	8.0%	11.4%
	USA Compression Partners LP	0.0%	4.0%	3.4%	13.1%	16.5%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	11.2%	15.4%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.2%	9.6%
	Median	**0.0%**	**4.0%**	**3.4%**	**10.2%**	**14.0%**
	Mean	**1.2%**	**4.0%**	**3.6%**	**11.2%**	**14.8%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/4/2019.

(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 1/31/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 3/4/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) 2021E dividend from May 8th, 2018 RBC equity research report.

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Subject to Further Review & Revision

PF Ulysses Cost of Capital Analysis

Cost of Equity

Barra Beta

	Low	High
Raw Beta[1]	0.33	0.44
Spot Risk-Free Rate[2]	3.0%	3.0%
Equity Risk Premium[3]	6.0%	6.0%
Cost of Equity	**4.9%**	**5.6%**

Cost of Capital

Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.9%	5.6%
Cost of Debt[4]	3.6%	5.1%
Market Value of Equity	$13,609	$13,609
Total Debt	$5,329	$5,329
Cost of Capital	**4.6%**	**5.5%**

Cost of Capital

Barra Beta | Optimal Capital Structure[5]

	Low	High
Cost of Equity	4.9%	5.6%
Cost of Debt[4]	3.6%	5.1%
Market Value of Equity	$13,609	$13,609
Total Debt[5]	$4,004	$4,004
Cost of Capital	**4.4%**	**5.3%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/4/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $6.80 for each Abe unit is funded using the Ulysses revolver at a 6.000% interest rate. Equity - Based on a 0.5000x XR of Ulysses shares for each Abe unit.
(1) Barra beta for Ulysses as of 1/31/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(2) 20-year treasury bond yield as of 3/4/2019.
(3) Duff & Phelps historical arithmetic premium.
(4) Illustrative low and high range reflects a -/+ 100 bps range around current 5.70% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(5) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

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About The Firm
Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.
The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.
Contact Us
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